CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION  [9/30/05]

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Stated/Stated Documentation Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 28.8% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,806
Total Outstanding Loan Balance	$422,749,176*	Min	Max
Average Loan Current Balance	$234,080	$18,193	$749,384
Weighted Average Original LTV	78.8%**
Weighted Average Original CLTV	85.4%
Weighted Average Coupon	7.31%	5.00%	12.40%
Arm Weighted Average Coupon	7.26%
Fixed Weighted Average Coupon	7.90%
Weighted Average Margin	6.08%	2.25%	9.39%
Weighted Average FICO (Non-Zero)	636
Weighted Average Age (Months)	2
% Silent Second	34.3%
% First Liens	98.3%
% Second Liens	1.7%
% Arms	92.2%
% Fixed	7.8%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$430,000,000] of the total [$1,500,000,100] deal collateral will consist of Stated Income/Stated Asset Doc loans.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
0.01 - 5.00	1	374,097	0.1	5.00	72.1	621	45.9
5.01 - 5.50	12	3,611,733	0.9	5.38	72.6	680	37.6
5.51 - 6.00	74	22,961,853	5.4	5.89	79.4	680	43.0
6.01 - 6.50	211	61,231,729	14.5	6.34	77.2	659	41.6
6.51 - 7.00	394	102,919,473	24.3	6.80	77.8	651	41.4
7.01 - 7.50	333	81,936,455	19.4	7.31	78.9	638	41.5
7.51 - 8.00	338	75,741,659	17.9	7.79	80.4	624	41.9
8.01 - 8.50	156	34,598,214	8.2	8.29	80.4	594	42.3
8.51 - 9.00	89	16,859,271	4.0	8.78	78.5	567	41.4
9.01 - 9.50	53	9,304,721	2.2	9.31	72.2	576	41.0
9.51 - 10.00	67	6,136,885	1.5	9.82	89.2	625	40.9
10.01 - 10.50	29	2,704,235	0.6	10.28	81.1	570	42.9
10.51 - 11.00	22	2,348,806	0.6	10.70	79.0	577	41.3
11.01 - 11.50	20	1,120,704	0.3	11.26	98.6	625	42.2
11.51 - 12.00	5	810,954	0.2	11.83	73.1	567	48.6
12.01 - 12.50	2	88,387	0.0	12.32	100.0	617	43.1
Total:	1,806	422,749,176	100.0	7.31	78.8	636	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO	Loans	Balance	Balance	%	%	FICO	DTI
476 - 500	1	143,842	0.0	8.99	80.0	500	33.8
501 - 525	74	16,788,224	4.0	8.68	71.8	512	43.1
526 - 550	91	19,198,790	4.5	8.42	72.3	538	40.9
551 - 575	130	29,090,766	6.9	7.91	74.6	563	41.8
576 - 600	175	42,661,075	10.1	7.51	78.0	589	42.1
601 - 625	290	66,945,719	15.8	7.25	79.0	614	41.5
626 - 650	369	80,688,770	19.1	7.20	79.9	638	41.3
651 - 675	285	69,313,074	16.4	7.08	80.4	662	41.8
676 - 700	189	45,320,659	10.7	6.94	80.5	687	41.4
701 - 725	107	26,600,580	6.3	6.85	81.0	711	42.3
726 - 750	47	11,833,194	2.8	6.97	80.9	738	42.3
751 - 775	32	9,111,517	2.2	6.83	80.4	760	40.1
776 - 800	13	3,864,598	0.9	6.89	77.7	784	47.1
801 - 825	3	1,188,369	0.3	6.86	80.3	803	38.0
Total:	1,806	422,749,176	100.0	7.31	78.8	636	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO	DTI
<= 50,000	60	2,195,502	0.5	10.11	89.0	642	39.7
50,001 - 100,000	183	14,466,032	3.4	8.31	78.0	634	37.8
100,001 - 150,000	319	40,271,787	9.5	7.69	78.7	631	39.0
150,001 - 200,000	306	53,928,583	12.8	7.50	78.3	626	40.7
200,001 - 250,000	267	59,641,207	14.1	7.39	78.0	626	42.0
250,001 - 300,000	202	55,772,997	13.2	7.17	77.8	632	42.0
300,001 - 350,000	110	35,708,649	8.4	7.23	79.5	632	42.7
350,001 - 400,000	137	51,641,776	12.2	7.03	79.1	641	42.8
400,001 - 450,000	84	35,803,767	8.5	6.99	79.4	650	42.5
450,001 - 500,000	68	32,489,083	7.7	7.00	79.8	648	42.7
500,001 - 550,000	31	16,398,890	3.9	7.15	79.4	638	42.6
550,001 - 600,000	17	9,821,996	2.3	7.53	81.1	633	42.2
600,001 - 650,000	13	8,180,702	1.9	6.98	79.3	687	43.2
650,001 - 700,000	3	2,044,378	0.5	7.48	81.1	636	39.2
700,001 - 750,000	6	4,383,829	1.0	7.21	73.4	640	42.2
Total:	1,806	422,749,176	100.0	7.31	78.8	636	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO	DTI
<= 50.000	56	7,976,217	1.9	7.47	39.6	604	38.8
50.001 - 55.000	22	4,773,237	1.1	7.35	53.3	603	38.7
55.001 - 60.000	36	8,849,410	2.1	7.46	58.0	602	42.2
60.001 - 65.000	64	14,175,511	3.4	7.76	63.3	584	40.7
65.001 - 70.000	111	26,814,044	6.3	7.48	68.8	595	41.2
70.001 - 75.000	174	43,044,440	10.2	7.36	73.9	609	41.0
75.001 - 80.000	823	206,445,790	48.8	7.05	79.7	655	42.0
80.001 - 85.000	147	39,085,930	9.2	7.39	84.4	619	41.0
85.001 - 90.000	224	54,912,355	13.0	7.44	89.4	635	42.3
90.001 - 95.000	44	8,614,367	2.0	8.21	94.8	649	42.1
95.001 - 100.000	105	8,057,875	1.9	9.93	100.0	671	42.8
Total:	1,806	422,749,176	100.0	7.31	78.8	636	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO	DTI
0	337	82,604,560	19.5	7.53	77.6	645	41.6
1	134	38,347,154	9.1	7.42	79.4	648	42.7
2	1,087	249,094,934	58.9	7.26	79.1	631	41.5
3	248	52,702,528	12.5	7.14	78.6	634	42.0
Total:	1,806	422,749,176	100.0	7.31	78.8	636	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO	DTI
Stated Income / Stated Assets	1,806	422,749,176	100.0	7.31	78.8	636	41.7
Total:	1,806	422,749,176	100.0	7.31	78.8	636	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO	DTI
Primary	1,702	399,244,597	94.4	7.29	78.9	633	41.8
Second Home	14	3,887,838	0.9	6.93	77.7	686	38.9
Investor	90	19,616,741	4.6	7.77	76.7	668	39.1
Total:	1,806	422,749,176	100.0	7.31	78.8	636	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
State	Loans	Balance	Balance	%	%	FICO	DTI
California	524	164,264,922	38.9	7.03	78.2	638	42.2
Florida	352	68,594,474	16.2	7.62	79.1	624	42.0
New York	85	28,045,794	6.6	7.32	77.0	638	43.6
Illinois	77	17,694,525	4.2	7.29	77.6	647	40.5
Virginia	61	15,216,199	3.6	7.45	80.6	647	42.0
Arizona	79	15,102,711	3.6	7.53	81.0	634	39.2
Nevada	60	14,033,528	3.3	7.44	80.5	637	42.7
New Jersey	47	12,196,323	2.9	7.54	75.3	627	42.0
Maryland	59	11,667,034	2.8	7.65	78.1	629	40.7
Texas	58	8,118,642	1.9	7.20	80.6	671	39.5
Michigan	48	7,713,076	1.8	7.65	82.2	629	37.6
Colorado	37	6,315,216	1.5	7.50	81.9	630	41.9
Washington	29	6,277,023	1.5	7.24	80.6	649	41.9
Minnesota	26	5,217,885	1.2	6.76	73.8	657	41.5
Pennsylvania	31	5,107,813	1.2	7.80	79.3	621	39.4
Other	233	37,184,010	8.8	7.57	80.3	631	40.2
Total:	1,806	422,749,176	100.0	7.31	78.8	636	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Purpose	Loans	Balance	Balance	%	%	FICO	DTI
Purchase	605	134,775,107	31.9	7.17	81.5	677	42.3
Refinance - Rate Term	83	18,381,335	4.3	7.15	77.9	636	42.1
Refinance - Cashout	1,118	269,592,734	63.8	7.39	77.4	615	41.3
Total:	1,806	422,749,176	100.0	7.31	78.8	636	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Product	Loans	Balance	Balance	%	%	FICO	DTI
Arm 1Y	8	2,315,837	0.5	7.57	84.3	663	44.1
Arm 2/28	1,381	344,644,758	81.5	7.28	78.9	631	41.8
Arm 3/27	164	39,353,124	9.3	7.12	77.6	659	41.2
Arm 5/25	15	3,329,548	0.8	7.09	69.7	655	41.1
Arm 6 Month	1	235,767	0.1	6.04	80.0	634	47.7
B30/40	1	284,539	0.1	6.35	80.0	645	45.0
Fixed Balloon 15/30	11	542,758	0.1	11.23	99.7	649	43.0
Fixed Rate	225	32,042,845	7.6	7.86	79.3	647	41.1
Total:	1,806	422,749,176	100.0	7.31	78.8	636	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Property Type	Loans	Balance	Balance	%	%	FICO	DTI
Single Family Residence	1,481	341,670,628	80.8	7.31	78.8	634	41.6
PUD	117	29,929,381	7.1	7.29	80.2	631	42.3
Condo	114	23,248,470	5.5	7.38	79.2	648	42.4
2 Family	76	20,673,502	4.9	7.12	78.0	651	41.1
3-4 Family	18	7,227,196	1.7	7.77	74.0	651	41.8
Total:	1,806	422,749,176	100.0	7.31	78.8	636	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO	DTI
0.01 - 4.00	49	12,507,966	3.2	6.60	79.5	694	40.5
4.01 - 4.50	38	9,135,147	2.3	6.77	74.7	658	37.5
4.51 - 5.00	43	12,144,525	3.1	6.18	78.5	656	42.1
5.01 - 5.50	123	34,937,136	9.0	6.56	78.8	655	41.5
5.51 - 6.00	539	139,591,243	35.8	7.02	79.0	647	41.9
6.01 - 6.50	235	58,500,797	15.0	7.23	80.1	631	42.3
6.51 - 7.00	409	96,257,616	24.7	7.88	77.5	609	42.3
7.01 - 7.50	73	15,630,150	4.0	7.96	80.5	608	41.4
7.51 - 8.00	37	7,083,126	1.8	8.48	78.5	585	42.4
8.01 - 8.50	10	2,075,375	0.5	8.76	72.9	587	25.6
8.51 - 9.00	11	1,838,323	0.5	9.42	76.7	588	36.0
9.01 - 9.50	2	177,629	0.0	10.30	70.7	538	32.7
Total:	1,569	389,879,034	100.0	7.26	78.7	635	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO	DTI
4 - 6	2	374,170	0.1	6.71	78.2	593	44.1
7 - 9	3	1,044,790	0.3	7.92	91.2	640	48.4
10 - 12	7	1,407,277	0.4	7.48	77.3	670	38.3
13 - 15	1	105,471	0.0	6.85	80.0	669	47.2
16 - 18	4	574,831	0.1	8.36	85.0	595	35.5
19 - 21	263	64,776,958	16.6	7.25	79.2	624	41.6
22 - 24	1,112	279,250,156	71.6	7.28	78.8	633	41.8
25 - 27	1	49,622	0.0	6.99	27.6	658	49.9
31 - 33	41	10,590,629	2.7	6.78	77.5	670	41.2
34 - 36	120	28,375,583	7.3	7.24	77.7	656	41.2
37 >=	15	3,329,548	0.9	7.09	69.7	655	41.1
Total:	1,569	389,879,034	100.0	7.26	78.7	635	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
9.51 - 11.50	14	4,466,480	1.1	5.72	76.6	659	41.4
11.51 - 12.00	59	17,110,541	4.4	6.01	79.1	671	41.9
12.01 - 12.50	128	36,905,076	9.5	6.36	78.6	660	40.8
12.51 - 13.00	234	64,935,391	16.7	6.74	79.2	650	42.4
13.01 - 13.50	218	56,659,810	14.5	6.97	78.2	641	42.3
13.51 - 14.00	279	67,281,784	17.3	7.23	78.5	642	41.5
14.01 - 14.50	236	59,257,206	15.2	7.61	78.5	625	41.0
14.51 - 15.00	218	47,881,874	12.3	7.97	80.4	616	42.1
15.01 - 15.50	87	17,504,459	4.5	8.50	78.9	593	42.4
15.51 - 16.00	51	8,889,690	2.3	8.95	78.8	570	38.5
16.01 - 16.50	30	5,784,489	1.5	9.52	72.9	562	43.4
16.51 - 17.00	9	1,892,402	0.5	10.19	73.0	523	42.5
17.01 - 17.50	2	325,815	0.1	10.29	82.2	526	47.1
17.51 - 18.00	3	879,052	0.2	11.21	58.9	533	41.6
18.01 >=	1	104,966	0.0	11.49	100.0	628	43.1
Total:	1,569	389,879,034	100.0	7.26	78.7	635	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
<= 4.50	5	830,520	0.2	6.70	79.9	690	42.6
4.51 - 5.50	21	6,434,716	1.7	5.71	75.5	664	38.5
5.51 - 6.00	76	22,523,306	5.8	5.94	78.8	674	42.8
6.01 - 6.50	192	55,640,216	14.3	6.35	77.5	660	41.7
6.51 - 7.00	388	100,818,471	25.9	6.89	78.5	647	41.7
7.01 - 7.50	291	73,343,646	18.8	7.30	79.1	638	41.6
7.51 - 8.00	297	69,692,616	17.9	7.79	80.6	625	42.0
8.01 - 8.50	144	32,034,597	8.2	8.31	80.2	593	41.5
8.51 - 9.00	82	15,627,807	4.0	8.78	78.5	568	41.5
9.01 - 9.50	42	7,611,198	2.0	9.31	71.0	570	43.4
9.51 - 10.00	13	1,809,691	0.5	9.80	74.2	535	33.9
10.01 - 10.50	9	1,594,172	0.4	10.23	71.3	529	43.5
10.51 - 11.00	6	1,333,901	0.3	10.65	63.1	519	40.4
11.01 - 11.50	1	104,966	0.0	11.49	100.0	628	43.1
11.51 - 12.00	2	479,209	0.1	11.76	67.6	552	50.0
Total:	1,569	389,879,034	100.0	7.26	78.7	635	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO	DTI
1.50	64	16,997,109	4.4	7.35	80.1	611	43.2
2.00	365	104,297,075	26.8	7.44	78.4	637	42.7
3.00	1,140	268,584,849	68.9	7.19	78.8	635	41.3
Total:	1,569	389,879,034	100.0	7.26	78.7	635	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO	DTI
1.00	752	179,027,006	45.9	7.16	79.2	630	41.3
1.50	470	119,267,600	30.6	7.43	78.9	632	42.7
2.00	347	91,584,428	23.5	7.25	77.5	647	41.4
Total:	1,569	389,879,034	100.0	7.26	78.7	635	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO	DTI
0	1,394	301,054,951	71.2	7.46	78.5	625	41.9
12	1	311,200	0.1	6.68	80.0	717	48.3
24	32	8,664,267	2.0	6.91	81.4	661	42.5
36	5	1,161,282	0.3	7.09	75.3	644	42.0
60	360	108,317,459	25.6	6.93	79.4	661	41.1
120	14	3,240,018	0.8	7.56	80.8	669	38.7
Total:	1,806	422,749,176	100.0	7.31	78.8	636	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Top 5 Zipcodes	Loans	Balance	Balance	%	%	FICO	DTI
92804	5	1,711,598	0.4	6.94	69.0	620	42.0
89130	6	1,622,635	0.4	7.43	81.9	633	44.2
11416	4	1,618,711	0.4	6.89	77.8	661	48.6
93905	5	1,612,445	0.4	6.90	77.1	614	40.9
33904	6	1,584,461	0.4	7.37	80.0	635	38.3
Other	1,780	414,599,326	98.1	7.32	78.8	636	41.7
Total:	1,806	422,749,176	100.0	7.31	78.8	636	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI	Loans	Balance	Balance	%	%	FICO	DTI
<= 0.00	1	387,920	0.1	6.25	80.0	642	0.0
0.01 - 10.00	4	974,345	0.2	8.78	72.0	584	7.8
10.01 - 20.00	30	4,825,009	1.1	7.46	69.4	625	17.2
20.01 - 30.00	135	23,652,498	5.6	7.40	77.3	627	26.0
30.01 - 40.00	525	118,686,052	28.1	7.23	78.6	638	36.1
40.01 - 50.00	1,024	251,084,307	59.4	7.32	79.6	638	45.4
50.01 - 60.00	87	23,139,045	5.5	7.53	74.7	609	52.7
Total:	1,806	422,749,176	100.0	7.31	78.8	636	41.7

*

Note, for second liens, CLTV is employed in this calculation.